Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED

FINANCIAL INFORMATION

On March 30, 2012, Hutchinson Technology Incorporated (the “Company”) consummated an offer to exchange for new securities or purchase for cash (the “3.25% Tender/Exchange Offer”) its outstanding 3.25% Convertible Subordinated Notes due 2026 (the “Outstanding 3.25% Notes”). In connection with the settlement of the cash tender aspect of the 3.25% Tender/Exchange Offer, the Company made cash payments totaling $16,877,700, plus accrued and unpaid interest, for the purchase of $21,097,125 aggregate principal amount of the Outstanding 3.25% Notes tendered for and accepted for purchase. The consideration paid for the Outstanding 3.25% Notes tendered for purchase was funded by the proceeds of the Private Placement (defined below). In connection with the settlement of the exchange aspect of the 3.25% Tender/Exchange Offer, the Company issued $38,931,000 aggregate principal amount of a new series of 8.50% Senior Secured Second Lien Notes (the “New Notes”), plus cash payments in lieu of issuing partial New Notes and for accrued and unpaid interest, in exchange for $43,260,000 aggregate principal amount of Outstanding 3.25% Notes that were tendered for exchange and accepted.

Concurrently with the settlement of the 3.25% Tender/Exchange Offer, the Company issued $40,000,000 aggregate principal amount of notes of the same series as the New Notes (the “Private Notes” and, together with the New Notes, the “8.50% Secured Notes”) and warrants to purchase 3,869,000 shares of its common stock, exercisable on a cashless basis for $.01 per share for ten years after issuance of the warrants (the “Warrants”), for an aggregate purchase price of $39,400,000 (the “Private Placement”). The Private Notes and the Warrants were offered and sold in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and exemptions in applicable state securities laws.

The Company is also offering to purchase for cash (the “Outstanding 8.50% Notes Tender Offer”) up to $26,666,000 aggregate principal amount of its 8.50% Convertible Senior Notes due 2026 (the “Outstanding 8.50% Notes”). The Outstanding 8.50% Notes Tender Offer is scheduled to expire at 9:00 a.m., New York City time, on April 12, 2012, unless extended or terminated by the Company, and the Company expects to apply up to $20,000,000 of the remaining proceeds from the Private Placement to purchase Outstanding 8.50% Notes pursuant to the Outstanding 8.50% Notes Tender Offer.

As a result of the settlement of the 3.25% Tender/Exchange Offer and the closing of the Private Placement, $11,885,875 aggregate principal amount of Outstanding 3.25% Notes remain outstanding and $78,931,000 aggregate principal amount of the 8.50% Secured Notes are outstanding. Assuming the Company purchases $26,666,000 aggregate principal amount of Outstanding 8.50% Notes in the Outstanding 8.50% Notes Tender Offer, $58,504,000 aggregate principal amount of Outstanding 8.50% Notes will remain outstanding.

In connection with the settlement of the Company’s 3.25% Tender/Exchange Offer, the closing of the Private Placement and the anticipated results of the Outstanding 8.50% Notes Tender Offer, the Company is providing the following unaudited pro forma condensed financial statements. The unaudited pro forma condensed financial statements are presented for informational purposes only. The unaudited pro forma financial information is presented to show how the Company might have looked had the transactions occurred on the dates indicated. They do not purport to represent what the Company’s results of operations and financial position would have been had the transactions actually occurred as of the dates indicated, and they do not purport to project the Company’s future results of operations or financial position.

This pro forma information is based on, and should be read in conjunction with, the historical financial statements of the Company that are included in the Company’s publicly available Annual Report on Form 10-K for the year ended September 25, 2011 and Quarterly Report on Form 10-Q for the thirteen weeks ended December 25, 2011.

The unaudited pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below is based on results for the 3.25% Tender/Exchange Offer and Private Placement as follows:

•

an aggregate principal amount of $43,260,000 of Outstanding 3.25% Notes were tendered for exchange in the 3.25% Tender/Exchange Offer (the “Exchange Option”) and accepted in exchange for the issuance of $38,934,000 aggregate principal amount of New Notes (without regard to cash payments in lieu of issuing partial New Notes),

•	an aggregate principal amount of approximately $21,097,000 of Outstanding 3.25% Notes were tendered for purchase in the 3.25% Tender/Exchange Offer (the “Tender Option”) and accepted for purchase, and

•

an aggregate principal amount of $40,000,000 Private Notes and Warrants excercisable for 3,869,000 shares of the Company’s common stock were issued in the Private Placement for a total purchase price of $39,400,000.

The unaudited pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumes that an aggregate principal amount of $26,666,000 Outstanding 8.50% Notes were tendered for purchase and accepted in the Outstanding 8.50% Notes Tender Offer.

The statements contained in this unaudited pro forma financial information may be deemed to be forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements are typically identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate” and similar expressions. These forward-looking statements are based largely on management’s expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. The Company does not undertake any obligation to update publicly or revise any forward-looking statements. For a more complete discussion of the risks and uncertainties that may affect such forward-looking statements, please review the disclosures described herein and the risk factors described in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents we file from time to time with the Securities and Exchange Commission.

The following tables set forth pro forma financial information for the dates and periods indicated. Dollar amounts are in thousands, except per share amounts.

	Fifty-two Weeks Ended September 25, 2011	pro forma adjustments								Fifty-two Weeks Ended September 25, 2011 (pro forma)
		3.25% Exchange Option (a)		3.25% Tender Option (b)		Private Placement (c)		8.50% Tender Offer (d)
Net sales	$278,090									$278,090
Cost of sales	267,739									267,739

Gross profit	10,351									10,351
Research and development expenses	14,592									14,592
Selling, general and administrative expenses	40,844									40,844
Severance and other expenses	6,745									6,745

Loss from operations	(51,830)									(51,830)
Other income, net	1,868									1,868
Gain on extinguishment of debt	8,382									8,382
Interest Income	188									188
Interest expense	(15,065)	585	(a1)	1,837	(b1)	(4,764	)(c1)	1,872	(d1)	(15,535)
Gain on short- and long-term investments	978									978

(Loss) income before income taxes	(55,479)	585		1,837		(4,764)		1,872		(55,949)
Provision for income taxes	86									86

Net (loss) income	$(55,565)	$585		$1,837		$(4,764)		$1,872		$(56,035)

Basic (loss) income per share	$(2.38)	$0.03		$0.08		$(0.20)		$0.08		$(2.40)

Diluted (loss) income per share	$(2.38)	$0.03		$0.08		$(0.20)		$0.08		$(2.40)

Weighted-average common shares outstanding	23,377	23,377		23,377		23,377		23,377		23,377

Weighted-average diluted shares outstanding	23,377	23,377		23,377		23,377		23,377		23,377

	As of September 25, 2011	pro forma adjustments								As of September 25, 2011 (pro forma)
		3.25% Exchange Option (a)		3.25% Tender Option (b)		Private Placement (c)		8.50% Tender Offer (d)
ASSETS
Current assets:
Cash and cash equivalents	$57,554	$(3,900	)(a2)	$(16,878	)(b2)	$39,400	(c2)	$(20,000	)(d2)	$56,176
Short-term investments	1,612									1,612
Trade receivables, net	44,998									44,998
Other receivables	7,064									7,064
Inventories	55,018									55,018
Other current assets	4,312									4,312

Total current assets	170,558	(3,900)		(16,878)		39,400		(20,000)		169,180
Property, plant and equipment, net	223,134									223,134
Other assets	7,313			(114	)(b3)			(906	)(d3)	6,293

Total assets	$401,005	$(3,900)		$(16,992)		$39,400		$(20,906)		$398,607

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$10,681									$10,681
Accounts payable	18,373									18,373
Accrued expenses	7,759									7,759
Accrued compensation	12,431									12,431

Total current liabilities	49,244									49,244
Convertible notes, net of discount	144,159			(19,670	)(b4)	33,182	(c3)	(22,878	)(d4)	134,793
Long-term debt, less current maturities	—									—
Other long-term liabilities	1,280									1,280
Shareholders’ equity:
Common stock $.01 par value, 100,000,000 shares authorized, 23,387,000 issued and outstanding	234									234
Additional paid-in capital	419,984			(147	)(b5)	6,218	(c4)			426,055
Accumulated other comprehensive income	190									190
Accumulated (loss) income	(214,086)	(3,900	)(a2)	2,825	(b6)			1,972	(d5)	(213,189)

Total shareholders’ equity	206,322	(3,900)		2,678		6,218		1,972		213,290

Total liabilities and shareholders’ equity	$401,005	$(3,900)		$(16,992)		$39,400		$(20,906)		$398,607

	Thirteen Weeks Ended December 25, 2011	pro forma adjustments								Thirteen Weeks Ended December 25, 2011 (pro forma)
		3.25% Exchange Option (a)		3.25% Tender Option (b)		Private Placement (c)		8.50% Tender Offer (d)
Net sales	$58,475									$58,475
Cost of sales	56,174									56,174

Gross profit	2,301									2,301
Research and development expenses	3,948									3,948
Selling, general and administrative expenses	7,173									7,173
Severance and other expenses	(711)									(711)
Flood related costs, net of insurance recoveries	—									—

Loss from operations	(8,109)									(8,109)
Other (expense) income, net	(87)									(87)
Interest income	17									17
Interest expense	(4,283)	175	(a7)	452	(b7)	(1,191	)(c7)	803	(d7)	(4,044)
Gain on short- and long-term investments	30									30

(Loss) income before income taxes	(12,432)	175		452		(1,191)		803		(12,193)
Provision for income taxes	44									44

Net (loss) income	$(12,476)	$175		$452		$(1,191)		$803		$(12,237)

Basic (loss) income per share	$(0.53)	$0.01		$0.02		$(0.05)		$0.03		$(0.52)

Diluted (loss) income per share	$(0.53)	$0.01		$0.02		$(0.05)		$0.03		$(0.52)

Weighted-average common shares outstanding	23,395	23,395		23,395		23,395		23,395		23,395

Weighted-average diluted shares outstanding	23,395	23,395		23,395		23,395		23,395		23,395

	As of December 25, 2011	pro forma adjustments								As of December 25, 2011 (pro forma)
		3.25% Exchange Option (a)		3.25% Tender Option (b)		Private Placement (c)		8.50% Tender Offer (d)
ASSETS
Current assets:
Cash and cash equivalents	$54,635	$(3,900	)(a8)	$(16,878	)(b8)	$39,400	(c8)	$(20,000	)(d8)	$53,257
Short-term investments	1,200									1,200
Trade receivables, net	35,143									35,143
Other receivables	12,426									12,426
Inventories	52,912									52,912
Other current assets	3,946									3,946

Total current assets	160,262	(3,900)		(16,878)		39,400		(20,000)		158,884
Property, plant and equipment, net	211,643									211,643
Other assets	7,043			(94	)(b9)			(841	)(d9)	6,108

Total assets	$378,948	$(3,900)		$(16,972)		$39,400		$(20,841)		$376,635

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$184									$184
Accounts payable	16,744									16,744
Accrued expenses	10,185									10,185
Accrued compensation	10,976									10,976

Total current liabilities	38,089									38,089
Convertible notes, net of discount	145,831			(19,931	)(b10)	33,182	(c9)	(23,106	)(d10)	135,976
Long-term debt, less current maturities
Other long-term liabilities	1,208									1,208
Shareholders’ equity:
Common stock $.01 par value, 100,000,000 shares authorized, 23,399,000 issued and outstanding	234									234
Additional paid-in capital	420,392			(147	)(b11)	6,218	(c10)			426,463
Accumulated other comprehensive loss	(244)									(244)
Accumulated (loss) income	(226,562)	(3,900	)(a8)	3,106	(b12)			2,265	(d11)	(225,091)

Total shareholders’ equity	193,820	(3,900)		2,959		6,218		2,265		201,362

Total liabilities and shareholders’ equity	$378,948	$(3,900)		$(16,972)		$39,400		$(20,841)		$376,635

Footnote A—The Exchange Option

The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumed that we exchanged $43,260,000 aggregate principal amount of Outstanding 3.25% Notes for $38,934,000 aggregate principal amount of New Notes on September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). It was determined that the terms of the New Notes and Outstanding 3.25% Notes were not substantially different and therefore debt modification accounting was applied in accordance with Financial Accounting Standards Board (“FASB”) guidance. As a result, no gain or loss was recorded. The difference between the book value of the Outstanding 3.25% Notes and the par value of the New Notes issued in the exchange, along with the remaining discount on the Outstanding 3.25% Notes, will be accreted over the remaining term of the New Notes. Previously incurred debt issuance costs will also be amortized over the remaining term of the New Notes.

The pro forma interest expense adjustment was determined by subtracting the coupon rate of interest expense related to the aggregate principal amount of $43,260,000 of Outstanding 3.25% Notes and adding the interest expense assuming the issuance of $38,934,000 aggregate principal amount of New Notes, which includes the coupon rate of interest and the resulting debt discount amortization of the original and new debt instruments after the modification.

Pro forma interest expense adjustment was calculated as follows (in thousands):

	Fiscal Year Ended September 25, 2011 (pro forma)		Thirteen Weeks Ended December 25, 2011 (pro forma)
Subtract Outstanding 3.25% Notes retired interest expense	$(1,398)		$(351)
Add New Notes interest expense	3,309		827
Change in discount amortization expense due to debt modification	(2,108)		(592)
Change in amortization of loan fees	(388)		(59)

Pro forma interest expense adjustment	$(585	)(a1)	$(175	)(a7)

For footnotes (a2) and (a8), we expect to incur approximately $3,900,000 in debt issuance fees that will be expensed when incurred.

Footnote B—The Tender Option

The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumed that we purchased $21,097,000 aggregate principal amount of Outstanding 3.25% Notes for $16,878,000 of cash on September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). The pro forma interest expense adjustment was determined by subtracting the interest expense related to the $21,097,000 aggregate principal amount of Outstanding 3.25% Notes retired, which includes the coupon rate of interest, debt discount amortization and amortization of loan fees.

The pro forma financial information assumed debt extinguishment accounting in accordance with FASB guidance. For derecognition of the Outstanding 3.25% Notes, we applied authoritative guidance for accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). We may recognize a gain or loss on this debt extinguishment for accounting purposes, and all unamortized costs previously recorded with respect to the Outstanding 3.25% Notes, including the remaining associated debt discount, will be written-off.

Pro forma interest expense adjustment was calculated as follows (in thousands):

	Fiscal Year Ended September 26, 2011 (pro forma)		Thirteen Weeks Ended December 25, 2011 (pro forma)
Subtract Outstanding 3.25% Notes retired interest expense	$(682)		$(171)
Subtract Outstanding 3.25% Notes retired discount amortization expense	(1,075)		(261)
Subtract Outstanding 3.25% Notes retired amortization of loan fees	(80)		(20)

Pro forma interest expense adjustment	$(1,837	)(b1)	$(452	)(b7)

The difference between the fair value and the carrying value of the liability component of our Outstanding 3.25% Notes retired at the date of extinguishment was treated as a gain on extinguishment of debt. The difference between the fair value of the liability component and the fair value of the consideration exchanged was treated as reacquisition of the equity component, which resulted in a reduction to additional paid-in capital. The market pricing assumptions for the Outstanding 3.25% Notes used management’s best estimate of fair value based on market data. Actual fair value may vary depending on market conditions at the time of exchange. Dollar amounts are in thousands.

	As of September 25, 2011 (pro forma)		As of December 25, 2011 (pro forma)
Retire $21,097,000 Outstanding 3.25% Notes with cash
Net carrying amount of $21,097,000 Outstanding 3.25% Notes, net of discount	$19,662	(b4)	19,923	(b10)
Subtract fair value of Outstanding 3.25% Notes retired liability component	(16,723)		(16,723)
Subtract Outstanding 3.25% Notes retired debt issuance costs	(114	)(b3)	(94	)(b9)

Net gain on extinguishment of debt	$2,825	(b6)	3,106	(b12)

Fair value of consideration given to extinguish Outstanding 3.25% Notes	$16,870	(b2)	16,870	(b8)
Subtract fair value of Outstanding 3.25% Notes liability component	(16,723)		(16,723)

Reduction of additional paid in capital	$147	(b5)	147	(b11)

Footnote C—The Private Placement

The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumes that $40,000,000 aggregate principal amount of Private Notes and Warrants entitling the holder to purchase 3,869,000 shares of our common stock for a purchase price of $39,400,000 were issued on September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). The pro forma interest expense adjustment was determined by adding the interest expense assuming $40,000,000 aggregate principal amount of Private Notes, which includes the coupon rate of interest and debt discount amortization, as shown separately below.

Pro forma interest expense adjustment was calculated as follows (in thousands):

	Fiscal Year Ended September 25, 2011 (pro forma)		Thirteen Weeks Ended December 25, 2011 (pro forma)
Add Private Notes interest expense	$3,400		$850
Add Private Notes discount amortization expense	1,364		341

Pro forma interest expense adjustment	$4,764	(c1)	$1,191	(c7)

The sale of $40,000,000 aggregate principal amount of the Private Notes and the Warrants were recorded based on fair value at the time of issuance. The Warrants were accounted for as additional paid-in capital in the amount of $6,218,000, and the Private Notes were recorded in the amount of $33,182,000 with a related debt discount of $6,818,000. The debt discount will be amortized using the effective interest rate method. The market pricing assumptions for the Private Notes and Warrants used management’s best estimate of fair value based on market data. Actual fair value may vary depending on market conditions at the time of issuance. Dollar amounts are in thousands.

	As of September 25, 2011 (pro forma)		As of December 25, 2011 (pro forma)
Proceeds received from the sale of $40,000,000 Private Notes	$39,400	(c2)	39,400	(c8)
Warrants recorded in additional paid-in capital	6,218	(c4)	6,218	(c10)

Private Notes	33,182	(c3)	33,182	(c9)
Debt discount	6,818		6,818

Footnote D—The Outstanding 8.50% Notes Tender Offer

The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumed that we purchased $26,666,000 aggregate principal amount of Outstanding 8.50% Notes for $20,000,000 of cash on September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). The pro forma interest expense adjustment was determined by subtracting the interest expense related to the $26,666,000 aggregate principal amount of Outstanding 8.50% Notes retired, which includes the coupon rate of interest, debt discount amortization and amortization of loan fees.

The pro forma financial information assumed debt extinguishment accounting in accordance with FASB guidance. We may recognize a gain or loss on this debt extinguishment for accounting purposes, and all unamortized costs previously recorded with respect to the Outstanding 8.50% Notes, including the remaining associated debt discount, will be written-off.

Pro forma interest expense adjustment was calculated as follows (in thousands):

	Fiscal Year Ended September 26, 2011 (pro forma)		Thirteen Weeks Ended December 25, 2011 (pro forma)
Subtract Outstanding 8.50% Notes retired interest expense	$(1,410)		$(567)
Subtract Outstanding 8.50% Notes retired discount amortization expense	(402)		(170)
Subtract Outstanding 8.50% Notes retired amortization of loan fees	(60)		(66)

Pro forma interest expense adjustment	$(1,872	)(d1)	$(803	)(d7)

The difference between the carrying value and the consideration given at the date of extinguishment was treated as a gain on extinguishment of debt. Dollar amounts are in thousands.

	As of September 25, 2011 (pro forma)		As of December 25, 2011 (pro forma)
Retire $26,666,000 Outstanding 8.50% Notes with cash
Net carrying amount of $26,666,000 Outstanding 8.50% Notes, net of discount	$22,878	(d4)	23,106	(d10)
Subtract consideration given	(20,000	)(d2)	(20,000	) (d8)
Subtract Outstanding 8.50% Notes retired debt issuance costs	(906	)(d3)	(841	)(d9)

Net gain on extinguishment of debt	$1,972	(d5)	2,265	(d11)

Summary

The pro forma financial information set forth below includes the above-described components of the 3.25% Tender/Exchange Offer, Private Placement and Outstanding 8.50% Notes Tender Offer. The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 assumed that we purchased $21,097,000 aggregate principal amount of Outstanding 3.25% Notes, exchanged $43,260,000 aggregate principal amount of Outstanding 3.25% Notes for $38,934,000 aggregate principal amount of New Notes, issued $40,000,000 of Private Notes for $39,400,000 of cash, and purchased $26,666,000 aggregate principal amount of Outstanding 8.50% Notes as of September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). The pro forma net loss was determined by subtracting the interest expense related to the Outstanding 3.25% Notes and Outstanding 8.50% Notes retired, which includes the coupon rate of interest, debt discount amortization and amortization of loan fees, and adding the interest expense of the New Notes and the Private Notes, which includes the coupon rate of interest and debt discount amortization as shown separately below. Dollar amounts are in thousands except per share amounts.

	Fiscal Year Ended September 25, 2011			Thirteen Weeks Ended December 25, 2011
	(actual)	(pro forma adjustment)	(pro forma)	(actual)	(pro forma adjustment)	(pro forma)
OTHER DATA
Interest expense (A)	15,065	470	15,535	4,283	(239)	4,044
Net loss	(55,565)	(470)	(56,035)	(12,476)	239	(12,237)
Per Share Information:
Net loss — diluted (C)	$(2.38)	$(0.02)	$(2.40)	$(0.53)	$(0.01)	$(0.52)
Shareholders’ equity (book value) (B)	$8.82	$0.30	$9.12	$8.28	$0.32	$8.60

(A)	Pro forma interest expense adjustment was calculated as follows (in thousands):

	Fiscal Year Ended September 25, 2011 (pro forma)	Thirteen Weeks Ended December 25, 2011 (pro forma)
Subtract Outstanding 3.25% Notes retired interest expense	$(2,080)	$(522)
Subtract Outstanding 3.25% Notes retired discount amortization expense	(1,075)	(261)
Change in discount amortization expense due to the debt modification	(2,108)	(592)
Subtract Outstanding 3.25% Notes retired and change in amortization of loan fees	(468)	(79)
Subtract Outstanding 8.50% Notes retired interest expense	(1,410)	(567)
Subtract Outstanding 8.50% Notes retired discount amortization expense	(402)	(170)
Subtract Outstanding 8.50% Notes retired amortization of loan fees	(60)	(66)
Add New Notes and Private Notes interest expense	6,709	1,677
Add New Notes and Private Notes discount amortization expense	1,364	341

Pro forma interest expense adjustment	$470	$(239)

(B)	Our pro forma shareholders’ equity (book value) per share for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 assumes that we purchased $21,097,000 aggregate principal amount of Outstanding 3.25% Notes, exchanged $43,260,000 aggregate principal amount of Outstanding 3.25% Notes for $38,934,000 of aggregate principal amount of New Notes, issued $40,000,000 aggregate principal amount of Private Notes for $39,400,000 of cash, and purchased $26,666,000 aggregate principal amount of Outstanding 8.50% Notes on September 25, 2011 (the last date of our 2011 fiscal year) and December 25, 2011 (the last date of our 2012 first fiscal quarter), and includes any gain or loss on the purchase and exchange offers and approximately $3,900,000 in debt issuance fees that will be expensed when incurred.

(C)	Per share data does not reflect the dilutive effect of potential common shares associated with the Warrants of 3,869,000 as they are antidilutive.

The pro forma financial information for the fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011 set forth below assumed that we exchanged $43,260,000 aggregate principal amount of Outstanding 3.25% Notes for $38,934,000 aggregate principal amount of New Notes on September 27, 2010 (the first date of our 2011 fiscal year) and September 26, 2011 (the first date of our 2012 first fiscal quarter). It was determined that the terms of the New Notes and Outstanding 3.25% Notes were not substantially different and therefore debt modification accounting was applied in accordance with FASB guidance. As a result, no gain or loss was recorded. The difference between the book value of the Outstanding 3.25% Notes and the par value of the New Notes issued in the exchange, along with the remaining discount on the Outstanding 3.25% Notes, will be accreted over the remaining term of the New Notes. Previously incurred debt issuance costs will also be amortized over the remaining term of the New Notes.

The pro forma interest expense adjustment was determined by subtracting the coupon rate of interest expense related to the aggregate principal amount of $43,260,000 of Outstanding 3.25% Notes and adding the interest expense assuming the issuance of $38,934,000 aggregate principal amount of New Notes, which includes the coupon rate of interest and the resulting debt discount amortization of the original and new debt instruments after the modification. We expect to incur approximately $3,900,000 in debt issuance fees that will be expensed when incurred.

The pro forma financial information for the Tender Option in the 3.25% Tender/Exchange Offer assumed debt extinguishment accounting in accordance with FASB guidance. For derecognition of the Outstanding 3.25% Notes, we applied authoritative guidance for accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement). We may recognize a gain or loss on this debt extinguishment for accounting purposes, and all unamortized costs previously recorded with respect to the Outstanding 3.25% Notes, including the remaining associated debt discount, will be written-off.

The sale of $40,000,000 aggregate principal amount of the Private Notes and Warrants were recorded based on fair value at the time of issuance. The Warrants were accounted for as additional paid-in capital in the amount of $6,218,000, and the Private Notes were recorded in the amount of $33,182,000 with a related debt discount of $6,818,000. The debt discount will be amortized using the effective interest rate method. The market pricing assumptions for the Private Notes and Warrants used management’s best estimate of fair value based on market data. Actual fair value may vary depending on market conditions at time of issuance. Dollar amounts are in thousands.

The pro forma financial information for the Outstanding 8.50% Notes Tender Offer assumed debt extinguishment accounting in accordance with FASB guidance. We may recognize a gain or loss on this debt extinguishment for accounting purposes, and all unamortized costs previously recorded with respect to the Outstanding 3.25% Notes, including the remaining associated debt discount, will be written-off.

	As of September 25, 2011 (pro forma)	As of December 25, 2011 (pro forma)
Retire $21,097,000 Outstanding 3.25% Notes with cash

Net carrying amount of $21,097,000 Outstanding 3.25% Notes, net of discount	$19,662	$19,923
Subtract fair value of Outstanding 3.25% Notes retired liability component	(16,723)	(16,723)
Subtract Outstanding 3.25% Notes retired debt issuance costs	(114)	(94)

Net gain on extinguishment of Outstanding 3.25% Notes retired	$2,825	$3,106

Retire $26,666,000 Outstanding 8.50% Notes with cash
Net carrying amount of $26,666,000 Outstanding 8.50% Notes, net of discount	$22,878	$23,106
Subtract consideration given	(20,000)	(20,000)
Subtract Outstanding 8.50% Notes retired debt issuance costs	(906)	(841)

Net gain on extinguishment of Outstanding 8.50% Notes retired	1,972	2,265

Net gain on extinguishment of debt	$4,797	$5,371

Fair value of consideration given to extinguish Outstanding 3.25% Notes	$16,870	$16,870

Subtract fair value of Outstanding 3.25% Notes liability component	(16,723)	(16,723)

Reduction of additional paid in capital	$147	$147

Warrants recorded in additional paid-in capital	(6,218)	(6,218)

Total increase in additional paid-in capital	$(6,071)	$(6,071)

The pro forma shareholders’ equity (book value) was calculated as follows (in thousands, except per share data):

	As of September 25, 2011 (pro forma)	As of December 25, 2011 (pro forma)
Reduction of additional paid-in capital due to extinguishment of Outstanding 3.25% Notes retired	$(147)	$(147)
Add Warrants recorded in additional paid-in capital	6,218	6,218
Add Outstanding 3.25% Notes retired gain on extinguishment of debt	2,825	3,106
Add Outstanding 8.50% Notes retired gain on extinguishment of debt	1,972	2,265
Debt issuance expense	(3,900)	(3,900)

Pro forma shareholders’ equity (book value) adjustment	$6,968	$7,542

Shares of stock outstanding	23,387,000	23,399,000
Pro forma shareholders’ equity (book value) adjustment (A)	$0.30	$0.32

(A)	Per share data does not reflect the effect of potential common shares associated with the Warrants of 3,869,000.